UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): December 13, 2006

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4

        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

   Oklahoma             P-3: 0-18306            P-3: 73-1336573
                        P-4: 0-18308            P-4: 73-1341929
----------------      ----------------        -------------------
(State or other         (Commission            (I.R.S. Employer
jurisdiction of         File Number)          Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [ ] Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR  240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B)  Pro forma financial information.

     (1)  Geodyne  Institutional/Pension Energy Income Limited Partnership P-3
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

     (2)  Geodyne  Institutional/Pension Energy Income Limited Partnership P-4
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction in December 2006 as described in ITEM 2 to Form 8-K dated December 13, 2006 and filed December 29, 2006 and an October 2006 auction described in a previous 8-K filing. The unaudited pro forma balance sheet is presented as if the divestitures had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestitures had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.


                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                                       UNAUDITED PRO FORMA BALANCE SHEET
                                               SEPTEMBER 30, 2006

                                                     ASSETS

                                                         Pro Forma         Pro Forma
                                                        Adjustments       Adjustments
                                                          October          December
                                       Historical         Auction           Auction        Pro Forma
                                                         (Note 2a)         (Note 2b)
                                       ----------       -----------       -----------      -----------


CURRENT ASSETS:
   Cash and cash equivalents           $  832,577        $4,141,359          $537,366       $5,511,302
   Accounts receivable:
      Net Profits                          94,817                 -                 -           94,817
   Assets held for sale                   653,450       (   154,791)        (  12,898)         485,761
                                       ----------        ----------          --------       ----------
Total current assets                   $1,580,844        $3,986,568          $524,468       $6,091,880

NET PROFITS INTERESTS, net
   utilizing the successful
   efforts method                         558,415                 -                 -          558,415
                                       ----------        ----------          --------       ----------
                                       $2,139,259        $3,986,568          $524,468       $6,650,295
                                       ==========        ==========          ========       ==========



                       GEODYNE INSTITIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                                       UNAUDITED PRO FORMA BALANCE SHEET
                                               SEPTEMBER 30, 2006

                                         PARTNERS' CAPITAL (DEFICIT)


                                                          Pro Forma        Pro Forma
                                                         Adjustments      Adjustments
                                                           October          December
                                         Historical        Auction          Auction        Pro Forma
                                                          (Note 2a)        (Note 2b)
                                         ----------      ------------     -----------      -----------


PARTNERS' CAPITAL (DEFICIT):
   General Partner                      ($   15,994)      $  398,657         $ 52,447       $  435,110
   Limited Partners, issued
      and outstanding,
      169,637 units                       2,155,253        3,587,911          472,021        6,215,185
                                         ----------       ----------         --------       ----------
Total Partners' capital                  $2,139,259       $3,986,568         $524,468       $6,650,295
                                         ----------       ----------         --------       ----------
                                         $2,139,259       $3,986,568         $524,468       $6,650,295
                                         ==========       ==========         ========       ==========



                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


                                                          Pro Forma        Pro Forma
                                                         Adjustments      Adjustments
                                                           October          December
                                        Historical         Auction          Auction         Pro Forma
                                                          (Note 2c)        (Note 2c)
                                        ----------       -----------      ------------      ----------


REVENUES:
  Net Profits                             $908,323         $      -        $        -         $908,323
  Interest income                           20,150                -                 -           20,150
  Gain on sale of Net
    Profits Interests                           28                -                 -               28
  Other income                              17,075                -                 -           17,075
                                          --------         --------        ----------         --------
                                          $945,576         $      -        $        -         $945,576

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                             $ 94,324         $      -        $        -         $ 94,324
  Impairment provision                      25,083                -                 -           25,083
  General and administrative               165,606                -                 -          165,606
                                          --------         --------        ----------         --------
                                          $285,013         $      -        $        -         $285,013
                                          --------         --------        ----------         --------




                                      -6-




INCOME FROM CONTINUING
  OPERATIONS                              $660,563         $      -        $        -         $660,563
                                          ========         ========        ==========         ========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                              $ 74,788         $      -        $        -         $ 74,788
                                          ========         ========        ==========         ========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                              $585,775         $      -        $        -         $585,775
                                          ========         ========        ==========         ========
NET INCOME FROM CONTINUING
  OPERATIONS PER UNIT                     $   3.45         $      -        $        -         $   3.45
                                          ========         ========        ==========         ========
UNITS OUTSTANDING                          169,637          169,637           169,637          169,637
                                          ========         ========        ==========         ========



                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                          Pro Forma        Pro Forma
                                                         Adjustments      Adjustments
                                                           October          December
                                        Historical         Auction          Auction         Pro Forma
                                                          (Note 2c)        (Note 2c)
                                        ----------       -----------      ------------      ----------


REVENUES:
  Net Profits                           $3,059,312        ($417,770)        ($114,142)      $2,527,400
  Interest income                           13,401                -                 -           13,401
  Gain on sale of Net
    Profits Interests                          440                -                 -              440
                                        ----------         --------          --------       ----------
                                        $3,073,153        ($417,770)        ($114,142)      $2,541,241

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                           $  118,326        ($ 17,296)        ($  2,068)      $   98,962
  General and administrative               215,347                -                 -          215,347
                                        ----------         --------          --------       ----------
                                        $  333,673        ($ 17,296)        ($  2,068)      $  314,309
                                        ----------         --------          --------       ----------




                                      -8-



INCOME FROM CONTINUING
  OPERATIONS                            $2,739,480        ($400,474)        ($112,074)      $2,226,932
                                        ==========         ========          ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $  283,257        ($ 41,604)        ($ 11,394)      $  230,259
                                        ==========         ========          ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $2,456,223        ($358,870)        ($100,680)      $1,996,673
                                        ==========         ========          ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS PER UNIT                   $    14.48        ($   2.12)        ($   0.59)      $    11.77
                                        ==========         ========          ========       ==========
UNITS OUTSTANDING                          169,637          169,637           169,637          169,637
                                        ==========         ========          ========       ==========


                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                          Pro Forma        Pro Forma
                                                         Adjustments      Adjustments
                                                           October          December
                                        Historical         Auction          Auction         Pro Forma
                                                          (Note 2c)        (Note 2c)
                                        ----------       -----------      ------------      ----------


REVENUES:
  Net Profits                           $2,186,949        ($276,078)         ($44,971)      $1,865,900
  Interest income                            4,406                -                 -            4,406
  Gain on sale of Net
    Profits Interests                       22,514                -                 -           22,514
  Other income                               4,376                -                 -            4,376
                                        ----------         --------           -------       ----------
                                        $2,218,245        ($276,078)         ($44,971)      $1,897,196

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                           $  204,906        ($ 16,954)         ($ 1,578)      $  186,374
  General and administrative               209,719                -                 -          209,719
                                        ----------         --------           -------       ----------
                                        $  414,625        ($ 16,954)         ($ 1,578)      $  396,093
                                        ----------         --------           -------       ----------



                                      -10-



INCOME FROM CONTINUING
  OPERATIONS                            $1,803,620        ($259,124)         ($43,393)      $1,501,103
                                        ==========         ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $  196,130        ($ 27,438)         ($ 4,481)      $  164,211
                                        ==========         ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $1,607,490        ($231,686)         ($38,912)      $1,336,892
                                        ==========         ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS PER UNIT                   $     9.48        ($   1.37)         ($  0.23)      $     7.88
                                        ==========         ========           =======       ==========
UNITS OUTSTANDING                          169,637          169,637           169,637          169,637
                                        ==========         ========           =======       ==========


                      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3
                                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                          Pro Forma        Pro Forma
                                                         Adjustments      Adjustments
                                                           October          December
                                        Historical         Auction          Auction         Pro Forma
                                                          (Note 2c)        (Note 2c)
                                        ----------       -----------      ------------      ----------


REVENUES:
  Net Profits                           $1,993,107        ($201,703)         ($50,404)      $1,741,000
  Interest income                            3,060                -                 -            3,060
  Gain on sale of Net
    Profits Interests                       55,610                -                 -           55,610
                                        ----------         --------           -------       ----------
                                        $2,051,777        ($201,703)         ($50,404)      $1,799,670

COSTS AND EXPENSES:
  Depletion of Net Profits
    Interests                           $  121,245        ($ 19,034)         ($ 2,202)      $  100,009
  General and administrative               211,602                -                 -          211,602
                                        ----------         --------           -------       ----------
                                        $  332,847        ($ 19,034)         ($ 2,202)      $  311,611
                                        ----------         --------           -------       ----------



                                      -12-



INCOME FROM CONTINUING
  OPERATIONS                            $1,718,930        ($182,669)         ($48,202)      $1,488,059
                                        ==========         ========           =======       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $  182,499        ($ 19,980)         ($ 5,018)      $  157,501
                                        ==========         ========           =======       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                            $1,536,431        ($162,689)         ($43,184)      $1,330,558
                                        ==========         ========           =======       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                   $     9.06        ($   0.96)         ($  0.25)      $     7.85
                                        ==========         ========           =======       ==========
UNITS OUTSTANDING                          169,637          169,637           169,637          169,637
                                        ==========         ========           =======       ==========


NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $3,986,568 for the October auction and on estimated non-recurring gain of $524,468 for the December auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October auction of $4,141,359 for the P-3 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December auction of $537,366 for the P-3 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold.

(c) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depletion of Net Profits Interests is adjusted for the reductions in depletion of Net Profits Interests and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                                     ASSETS


                                                  Pro Forma
                                                 Adjustments
                                                  December
                                                   Auction
                                Historical        (Note 2a)         Pro Forma
                                ----------       -----------       -----------

CURRENT ASSETS:
   Cash and cash equivalents    $  485,233          $240,230        $  725,463
   Accounts receivable:
      Net Profits                  193,729                 -           193,729
   Assets held for sale             18,241         (   7,624)           10,617
                                ----------          --------        ----------
Total current assets            $  697,203          $232,606        $  929,809

NET PROFITS INTERESTS, net
   utilizing the successful
   efforts method                  308,901                 -           308,901
                                ----------          --------        ----------
                                $1,006,104          $232,606        $1,238,710
                                ==========          ========        ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2006

                           PARTNERS' CAPITAL (DEFICIT)


                                                  Pro Forma
                                                 Adjustments
                                                  December
                                 Historical        Auction        Pro Forma
                                                  (Note 2a)
                                 ----------      ------------     -----------

PARTNERS' CAPITAL (DEFICIT):
   General Partner              ($   61,595)        $ 23,261      ($   38,334)
   Limited Partners, issued
      and outstanding,
      126,306 units               1,067,699          209,345        1,277,044
                                 ----------         --------       ----------
Total Partners' capital          $1,006,104         $232,606       $1,238,710
                                 ----------         --------       ----------
                                 $1,006,104         $232,606       $1,238,710
                                 ==========         ========       ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006


                                                  Pro Forma
                                                 Adjustments
                                                  December
                                Historical         Auction        Pro Forma
                                                  (Note 2b)
                                ----------       -----------      -----------

REVENUES:
  Net Profits                   $1,226,162         $      -        $1,226,162
  Interest income                   12,326                -            12,326
                                ----------         --------        ----------
                                $1,238,488         $      -        $1,238,488

COSTS AND EXPENSES:
  Depletion of
    Net Profits Interests       $   75,406         $      -        $   75,406
  Impairment provision               2,591                -             2,591
  General and administrative       129,951                -           129,951
                                ----------         --------        ----------
                                $  207,948         $      -        $  207,948
                                ----------         --------        ----------

INCOME FROM CONTINUING
  OPERATIONS                    $1,030,540         $      -        $1,030,540
                                ==========         ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                    $  108,841         $      -        $  108,841
                                ==========         ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                    $  921,699         $      -        $  921,699
                                ==========         ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit           $     7.30         $      -        $     7.30
                                ==========         ========        ==========
UNITS OUTSTANDING                  126,306          126,306           126,306
                                ==========         ========        ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                   Pro Forma
                                                  Adjustments
                                                   December
                                Historical          Auction          Pro Forma
                                                   (Note 2b)
                                ----------        -----------        ----------

REVENUES:
  Net Profits                   $1,827,833         ($ 36,672)        $1,791,161
  Interest income                    9,403                 -              9,403
                                ----------          --------         ----------
                                $1,837,236         ($ 36,672)        $1,800,564

COSTS AND EXPENSES:
  Depletion of
    Net Profits Interests       $   83,298         ($  1,854)        $   81,444
  General and administrative       167,890                 -            167,890
                                ----------          --------         ----------
                                $  251,188         ($  1,854)        $  249,334
                                ----------          --------         ----------

INCOME FROM CONTINUING
  OPERATIONS                    $1,586,048         ($ 34,818)        $1,551,230
                                ==========          ========         ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                    $  165,161         ($  3,649)        $  161,512
                                ==========          ========         ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                    $1,420,887         ($ 31,169)        $1,389,718
                                ==========          ========         ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit           $    11.25         ($   0.25)        $    11.00
                                ==========          ========         ==========
UNITS OUTSTANDING                  126,306           126,306            126,306
                                ==========          ========         ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                   Pro Forma
                                                  Adjustments
                                                   December
                                 Historical         Auction          Pro Forma
                                                   (Note 2b)
                                 ----------       -----------        ----------

REVENUES:
  Net Profits                    $1,667,188         ($14,942)        $1,652,246
  Interest income                     3,147                -              3,147
  Gain on sale of
    Net Profits Interests               962                -                962
                                 ----------          -------         ----------
                                 $1,671,297         ($14,942)        $1,656,355

COSTS AND EXPENSES:
  Depletion of
     Net Profits Interests       $   78,779         ($ 1,256)        $   77,523
  General and administrative        161,110                -            161,110
                                 ----------          -------         ----------
                                 $  239,889         ($ 1,256)        $  238,633
                                 ----------          -------         ----------

INCOME FROM CONTINUING
  OPERATIONS                     $1,431,408         ($13,686)        $1,417,722
                                 ==========          =======         ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                     $  149,916         ($ 1,482)        $  148,434
                                 ==========          =======         ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                     $1,281,492         ($12,204)        $1,269,288
                                 ==========          =======         ==========
NET INCOME FROM CONTINUING
  OPERATIONS PER UNIT            $    10.15         ($  0.10)        $    10.05
                                 ==========          =======         ==========
UNITS OUTSTANDING                   126,306          126,306            126,306
                                 ==========          =======         ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                    Pro Forma
                                                   Adjustments
                                                    December
                                   Historical        Auction         Pro Forma
                                                    (Note 2b)
                                   ----------      -----------       ----------

REVENUES:
  Net Profits                      $1,573,059        ($16,395)       $1,556,664
  Interest income                       2,788               -             2,788
                                   ----------         -------        ----------
                                   $1,575,847        ($16,395)       $1,559,452

COSTS AND EXPENSES:
  Depletion of
     Net Profits Interests         $   92,194        ($ 1,916)       $   90,278
  General and administrative          160,974               -           160,974
                                   ----------         -------        ----------
                                   $  253,168        ($ 1,916)       $  251,252
                                   ----------         -------        ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,322,679        ($14,479)       $1,308,200
                                   ==========         =======        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  140,287        ($ 1,620)       $  138,667
                                   ==========         =======        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,182,392        ($12,859)       $1,169,533
                                   ==========         =======        ==========
NET INCOME FROM CONTINUING
  OPERATIONS PER UNIT              $     9.36        ($  0.10)       $     9.26
                                   ==========         =======        ==========
UNITS OUTSTANDING                     126,306         126,306           126,306
                                   ==========         =======        ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestiture had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sale closed on September 30, 2006, an estimated non-recurring gain of $232,606 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $240,230 for the P-4 Partnership and the reversal of the Net Profits Interests and the asset retirement obligations associated with the properties sold.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depletion of Net Profits Interests is adjusted for the reductions in depletion of Net Profits Interests and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    P-3 LIMITED PARTNERSHIP
                                    GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    LIMITED PARTNERSHIP P-4

                                    By:  GEODYNE RESOURCES, INC.
                                    General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: February 5, 2007




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